UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

CROSS COUNTRY HEALTHCARE INC

(Exact name of registrant as specified in its charter)

DE	000-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 CONGRESS AVENUE, SUITE 160
BOCA RATON, Florida 0
(Address of principal executive offices, including zip code)

(561) 237-4152
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective as of March 10, 2026, Phil Noe ceased to serve as the Chief Information Officer of Cross Country Healthcare, Inc. (the “Company”). In connection therewith, on March 16, 2026, Mr. Noe and the Company entered into (i) that certain Separation Agreement and General Release (the “Separation Agreement”) and (ii) that certain Independent Contractor Agreement (the “Consulting Agreement” and, together with the Separation Agreement, the “Noe Agreements”).

Pursuant to the Separation Agreement, in exchange for his waiver and release of any and all claims against the Company and related parties, Mr. Noe will be entitled to receive from the Company $205,975 in severance payments (the “Severance”), which represents six months of salary at Mr. Noe’s current base rate of pay. Provided that Mr. Noe does not revoke such waiver and release within seven calendar days of his execution of the Separation Agreement, the Severance will be paid in equal installments in accordance with the Company’s normal bi-weekly payroll dates over the six-month period following the separation date.

Pursuant to the Consulting Agreement, during the term beginning March 11, 2026 and ending May 31, 2026 (the “Term”), Mr. Noe will provide certain consulting services to the Company with respect to the Company’s technology, telephones, and related infrastructure (the “Services”). During the Term, the Company will pay Mr. Noe $198.04 per hour for the Services. The Consulting Agreement may be terminated prior to the expiration of the Term by written mutual agreement of the parties.

The foregoing summaries of the Noe Agreements do not purport to be complete and are qualified in their entireties by reference to the full text of the Separation Agreement and the Consulting Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Separation Agreement and General Release, dated March 16, 2026, by and between Cross Country Healthcare, Inc. and Phil Noe
10.2	Independent Contractor Agreement, dated March 16, 2026, by and between Cross Country Healthcare, Inc. and Phil Noe
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:                          March 17, 2026
By:            /s/ William J. Burns
           William J. Burns
           Executive Vice President & Chief Financial Officer